***CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS *(REDACTED). A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AGREEMENT FOR A LEASE

This Agreement for a Lease is made this 19 day of April 2006 between Governor’s Square Limited whose registered office is at 1 Cayman House, North Church Street, PO Box 1347GT, George Town, Grand Cayman (“the Landlord”) and Cayman Cost U Less Limited whose registered office is at the offices of M&C Corporate Services Limited, PO Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman (“the Tenant”).

WHEREAS:

(A)	The Landlord is the registered proprietor of the sub-leasehold interest in all that land comprised in West Bay Beach South registration section Block l ID, Parcel 4.

(B)	The Tenant is party to a Shareholders Agreement dated 11 July 2005 pursuant to which the Tenant has an obligation to build the Store on the Site in accordance with the Planning Permission.

(C)	This agreement for a lease is being executed pursuant to and for the purpose of performing the respective rights and obligations of Robert Bodden and the Tenant under clause 5.2 of the Shareholders Agreement.

NOW IT IS AGREED as follows:

1.	Definitions and Interpretation

1.1	In this agreement for a lease, including the schedules, the following words and expressions shall have the meanings set opposite and respectively, unless the context otherwise requires:

“the Site” means the west part of Block 11D, Parcel 4 delineated in red on the survey drawing prepared by Roland Bodden & Co Ltd (drawing number 11D4D) dated 19 August 2005 and annexed hereto;

“the Store” means the building to be constructed on the Site in accordance with Schedule 1;

***CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS *(REDACTED). A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“the Headlease” means the 99 year lease dated 14 April 1950 and made between the Governor as lessor and Benson Greenall as lessee of the land now comprised in West Bay Beach North registration section Block 11D, Parcels 4/1/5 and 4/1/6 (as subsequently amended);

“the Sub-lease” means the sublease dated 20 October 1975 between Grand Cayman Hotels Limited as sub-lessor and Mitchell’s Creek Gardens Limited as sub-lessee of the land comprised in West Bay Beach North Registration section Block 11D, Parcel 4/1/5 for a term ending on 5 April 2049, being the unexpired term of the Headlease;

“the Land Lease” means the sub-lease of the Site to be granted by the Landlord to the Tenant for a term of 20 years from the Completion Date at a rent of $*(REDACTED) per annum and otherwise in accordance with the heads of terms set out in Schedule 2;

“the Exercise Price” means the price at which the Landlord may exercise its option to terminate the Land Lease and grant the New Lease;

“the New Lease” means the sub-lease of the Site to be granted by the Landlord to the Tenant in the event that the Landlord exercise its right to terminate the Land Lease in accordance with Clause 5 of this agreement;

“the Planning Permission” means the permission granted on 21 December 2005 (FA84-0226)(P05-1232) for the construction of the Store on the Site;

“the Works” means the building work described in Schedule 1;

“the Completion Date” means the first day of the month immediately following the issue of a Certificate of Occupation in respect of the Works.

2.	The Works

2.1.	Vacant possession of the Site is to be given to the Tenant upon execution of this agreement and the Tenant is to have licence and authority to enter the Site to carry out the

***CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS *(REDACTED). A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Works in accordance with Schedule 1 and the provisions of Schedule 1 are to have effect accordingly.

2.2.	The Tenant is to hold the Site and the Store as tenant at will of the Landlord at the rent of US$*(REDACTED) per annum payable in equal monthly installments in advance on the first day of each month with effect from 1 April 2006.

2.3.	The Tenant must pay the rent reserved by Clause 2.2 in accordance with that clause. The Tenant must also pay any taxes applied solely against the Site or the Store and indemnify the Landlord in respect of its obligations under clause 1(iii) of the Sub-lease.

2.4.	The agreement contained in Clause 4.1 for the grant and acceptance of the Land Lease is an executory agreement only and, save as expressly provided in Clause 3.2, this agreement is not to operate as an actual demise of the Site or the Store.

3.	Grant and Completion

3.1.	Subject as provided in Clause 2 and in Schedule 1 the Landlord must grant the Land Lease and the Tenant must accept the Land Lease and execute a counterpart of it.

3.2.	The Land Lease must be completed on the Completion Date at the offices of the Tenant’s attorneys.

3.3.	At any time on or after the Completion Date, either the Landlord or the Tenant, being ready, able and willing to complete the Land Lease and perform his other obligations under this agreement, may invoke the provisions of Clause 3.4 by notice to the other party (a “notice to complete”) but without prejudice to any other available right or remedy.

3.4.	The Land Lease must be completed within 5 working days after service of a notice to complete. Time is to be of the essence of this provision.

***CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS *(REDACTED). A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.	Rent Commencement

4.1.	If the Land Lease is completed, rent is to be payable in accordance with the terms of the lease with effect from the Completion Date.

4.2.	Subject to the provisions of Schedule 1, no damage to or destruction of the Site or the Store or any part of them or the means of access to them are carrying after the date of this agreement, however occasioned, is to effect the obligations of the parties under this agreement in any way.

5.	Landlord’s Option to Terminate the Land Lease and grant the New Lease

5.1.	In the event that the Land Lease is granted and accepted pursuant to Clause 3.1 of this agreement, the Landlord shall have the right to terminate it upon one month’s notice to the Tenant in consideration for (a) paying the Exercise Price determined in accordance with the provisions of Schedule 4 and (b) granting the New Lease of the Site and Store to the Tenant for a term of 20 years commencing from the expiry of the Landlord’s notice and in accordance with the heads of terms set out in Schedule 3.

5.2.	The Landlord’s right to terminate the Land Lease pursuant to clause 5.1 shall be exercisable during the period of 5 years from the Completion Date, but not thereafter.

6.	Landlord’s Title

6.1.	The Landlord warrants that it has obtained all such consents and waivers as may be necessary or desirable to enable it to enter into this agreement and grant the Land Lease without breaching any obligation on the part of the tenant under the Headlease or the sub-tenant under the Sub-lease.

6.2.	The Landlord covenants with the Tenant to hold the Tenant harmless and indemnify it against any loss, damage or expense occasioned by reason of the Landlord having breached or failed to comply with any obligation arising under the Headlease or the Sub-lease.

***CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS *(REDACTED). A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.	Assignment of benefit prohibited

7.1.	The Tenant may not assign, sub-let or otherwise deal with the benefit of this agreement in whole or in part and the Landlord need not grant the Land Lease to any person other than the Tenant.

7.2.	The Landlord shall, if so required by the Tenant, grant a charge over all the land comprised in Block 11D Parcel 4 for the purpose of securing repayment of any monies borrowed by the Tenant from its bankers or one of its shareholders for the purpose of financing the Works.

8.	Notices

8.1.	A notice under this agreement must be in writing and unless the receiving party or its authorized agent acknowledges receipt, is valid if, and only if, it is delivered by hand to the other party’s registered office.

Signed by Robert C. Bodden,
Director, for and on behalf of
Governor’s Square Limited	/s/

Signed by J. Jeffrey Meder,
Director, for and on behalf of
Cayman Cost U Less Limited	/s/

***CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS *(REDACTED). A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 1

The Works

1.	The Tenant shall, at its own expense, construct on the Site a retail store of approximately 41,000 square feet, together with a car park and landscaping.

2.	The Tenant shall comply in all respect with the Planning Permission.

3.	The detailed specification of the Store, the service equipment and fixtures and fittings contained in it shall be determined by the Tenant, provided that the Tenant shall not deviate materially from the outline plans (numbered B-000, 101, 201-4, 300 and 401-2) on the basis of which the Planning Permission was granted.

4.	The service equipment will include a standby generator capable of running all the electrically operated equipment in the Store (including the air conditioning system and freezers) at their full operational capacity.

5.	The Store will be designed to accommodate a second standby generator to be installed at the expense of the Landlord for the purpose of supplying electricity to other buildings located on Block 11D, Parcel 4 and, subject to the consent of the Tenant, the two generators may be connected to shared automatic switching gear.

6.	The Tenant will commence construction of the Store as soon as reasonably practical and will use its best endeavours to complete it by 30 June 2007.

7.	For the purposes of this agreement, the construction of the Store shall be deemed to be complete when a Certificate of Occupancy is issued.

***CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS *(REDACTED). A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 2

The Land Lease

(Heads of Terms)

Landlord: Governor’s Square Limited

Tenant: Cayman Cost U Less Limited

Term: 20 years from the Completion Date with options exercisable the Tenant to renew for a further term of 5 years and a second further term of 5 years (potentially 30 years in total) and subject to the Landlord’s right to terminate and grant the New Lease in accordance with Clause 5 of this agreement;

Rent: US$*(REDACTED) per annum payable monthly in advance on the first day of each month;

Rent escalation clause: The rent shall be escalated at 1% per annum compounded annually in accordance with the annexed schedule.

Landlord’s covenants:

(1)	Section 52(a) and (b) only of the Registered Land Law (2004 Revision) shall apply ;

(2)	To carry out the development of the remainder Block 11D Parcel 4 (other than the Site) in accordance with the Planning Permission and complete it by 30 June 2007.

(3)	To repair and maintain any service equipment designed for shared use (such as the fire suppression system, emergency generator switching gear and drainage management system) by the Tenant and other occupiers of Block 11 D Parcel 4 on the basis that they will each pay a proportionate share of the Landlord’s cost of doing so;

(4)	To repair, maintain and clean the car park and landscaped areas of Block 11D Parcel 4 on the basis that the Tenant and other occupiers of Block 11D Parcel 4 will each pay a proportionate share of the Landlord’s costs of doing so;

***CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS *(REDACTED). A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Tenant’s covenants:

(1)	Section 53(a), (b) and (i) only of the Registered Land Law (2004 Revision) shall apply;

(2)	To use the Site only for the purpose of constructing the Store and thereafter to use the Store only as a retail or wholesale store in accordance with the Planning Permission;

(3)	To grant the Landlord and occupiers of the remaining part of Block 11D Parcel 4 the right to use those services designed for shared use including the fire suppression system, emergency generator switching gear and the drainage management system.

(4)	To repair, maintain and clean the car park and landscaped areas of Block 11D Parcel 4 on the basis that the Tenant and other occupiers of Block 11D Parcel 4 will each pay a proportionate share of the Landlord’s costs of doing so;

Forfeiture: Sections 55-57 of the Registered Land Law (2004 Revision) shall apply except that the Landlord shall have the right to forfeit the Land Lease only if the Tenant commits any breach of, or omits to perform any agreement or condition on its part expressed or implied in the Land Lease.

Stamp Duty: The stamp duty and registration fee payable upon execution and registration of the Land Lease shall he borne by Tenant.

***CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS *(REDACTED). A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THE LAND LEASE — RENT SCHEDULE

USD
RENT START	*(REDACTED)
Annual Rate Inc	1%
RENT
PAYABLE
YEAR 1	*(REDACTED)
YEAR 2	*(REDACTED)
YEAR 3	*(REDACTED)
YEAR 4	*(REDACTED)
YEAR 5	*(REDACTED)
YEAR 6	*(REDACTED)
YEAR 7	*(REDACTED)
YEAR 8	*(REDACTED)
YEAR 9	*(REDACTED)
YEAR 10	*(REDACTED)
YEAR 11	*(REDACTED)
YEAR 12	*(REDACTED)
YEAR 13	*(REDACTED)
YEAR 14	*(REDACTED)
YEAR 15	*(REDACTED)
YEAR 16	*(REDACTED)
YEAR 17	*(REDACTED)
YEAR 18	*(REDACTED)
YEAR 19	*(REDACTED)
YEAR 20	*(REDACTED)

***CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS *(REDACTED). A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 3

The New Lease

(Heads of Terms)

Landlord: Governor’s Square Limited

Tenant: Cayman Cost U Less Limited

Term: Such term as will expire on the date on which the Land Lease would have expired had the Landlord not exercised its option to terminate it, with options exercisable by the Tenant to renew for a further term of 5 years and a second further term of 5 years (potentially 30 years in total).

Rent: The annual rent initially payable shall be the equivalent of 9% of the Exercise Price

Rent escalation clause: The rent shall be escalated at 1% per annum compounded annually.

Landlord’s covenants:

(1)	Section 52(a), (b) and (e) only of the Registered Land Law (2004 Revision) shall apply;

(2)	If it has not already been done, to carry out the development of the remainder of Block 11D Parcel 4 (other than the Site) in accordance with the Planning Permission and complete it by 30 June 2007;

(3)	To repair and maintain any service equipment designed for shared use (such as the fire suppression system, emergency generator switching gear and drainage management system) by the Tenant and other occupiers of Block 11D Parcel 4 on the basis that they will each pay a proportionate share of the Landlord’s cost of doing so;

(4)	To repair, maintain and clean the car park and landscaped areas of Block 11D Parcel 4 on the basis that the Tenant and other occupiers of Block 11D Parcel 4 will each pay a proportionate share of the Landlord’s costs of doing so;

(5)	To pay the stamp duty and registration fee payable upon execution and registration of the New Lease.

***CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS *(REDACTED). A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Tenant’s covenants:

(1)	Section 53(a), (b), (g), (h) and (i) of the Registered Land Law (2004 Revision) shall apply;

(2)	To repair and maintain the Store and the service equipment (including the electrical, air conditioning and plumbing) in good tenantable condition at the sole expense of the Tenant;

(3)	To keep the Store insured to cover full rebuilding and site clearance against fire, hurricane, lightning, explosion, earthquake, subsistence, riot civil commotion, flood, theft, impact by vehicles or aircraft, malicious damage, third party liability and any other risks reasonably required by the Landlord at the sole expense of the Tenant;

(4)	To use the Store only as a retail or wholesale store in accordance with the Planning Permission;

(5)	To grant the Landlord and occupiers of the remaining part of Block 11D Parcel 4 the right to use those services designed for shared use including the fire suppression system, emergency generator switching gear and the drainage management system.

Forfeiture: Sections 55-57 of the Registered Land Law (2004 Revision) shall apply except that the Landlord shall have the right to forfeit the New Lease only if the Tenant commits any breach of, or omits to perform any agreement or condition on its part expressed or implied in the New Lease.

***CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS *(REDACTED). A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 4

The Exercise Price

1.	The price payable by the Landlord to exercise its option to terminate the Land Lease and grant the New Lease shall be the total of (a) the Construction Cost and (b) simple interest on the Construction cost calculated at Prime plus 1% for the period from the commencement of the Land Lease to the date upon which the Land Lease is terminated and the New Lease is granted.

2.	The Construction Cost shall be the sum reasonably and properly incurred by the Tenant in carrying out the Works in accordance with this agreement as certified by the Expert and shall comprise -

(a)	All preliminary expenses, including clearing, surveying, draining and filling the the Site;

(b)	The net amount paid by the Tenant to its building contractor for carrying out the works after taking account of any discounts, recharges or damages payable to the Tenant under the terms of the building contract;

(c)	Professional fees relating to the design and supervision of the Works, not exceeding 10% of the net amount specified in sub-clause 2(a);

(d)	All statutory fees and charges payable to Government or any statutory authority in respect of the Works; and

(e)	The Tenant’s financing costs, which shall not exceed interest at Prime plus 1% on the total of (a), (b), (c) and (d) from time to time outstanding.

3.	The Construction Cost shall not include any part of the Tenant’s administrative overhead expenses or management charges made by its shareholders.

4.	“The Expert” shall mean an independent architect or quantity surveyor or other appropriately qualified person appointed by agreement between the Landlord and Tenant,

***CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS *(REDACTED). A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

or in default of agreement within 14 days of one party giving notice to the other of its nomination, nominated by the President of the Law Society on the application of either party.

5.	The Expert shall act as an expert (and not as an arbitrator) and shall exercise his own skill and judgement in determining the amount of his certificate.

6.	The Tenant shall afford the Expert full and unrestricted access to its own books and records and shall ensure that its building contractor makes available to the Expert all such documents, information and explanations which he may require in order to issue his certificate.

7.	The Expert shall afford to each of the Landlord and Tenant an opportunity to make representations to him.

8.	If the Expert shall die, delay or become unwilling or unable to issue his certificate, the President of the Law Society may discharge the Expert and appoint another in his place.

9.	The sum certified by the Expert shall be the exercise price and shall be final and binding upon the Landlord and Tenant.

10.	The fees and expenses of the Expert, including the cost of his appointment, shall be borne equally by the Landlord and Tenant who shall otherwise bear their own costs.